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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-87247, 333-87171 and 333-75909) and Form S-8
(Nos. 333-87567, 333-87943 and 033-35318) of Netegrity, Inc. of our reports dated March 14, 2000 relating to the consolidated financial statements and financial statement schedule, which appear in this Annual Report on Form 10-K.





                                                PricewaterhouseCoopers LLP



March 17, 2000
Boston, Massachusetts